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                                                                   EXHIBIT 10.24

                               FIRST AMENDMENT TO
                FIRST AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         This First Amendment to First Amended and Restated Employment Agreement (this "Amendment") is made this 18th day of August 1997, by and between Aviation Group, Inc., a Texas corporation (the "Company"), and Lee Sanders, an individual resident of the State of Texas ("Employee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Employee have heretofore entered into that certain First Amended and Restated Employment Agreement (the "Agreement"), dated as of April 15, 1997, pursuant to which the Company has employed Employee as its President and Chief Executive Officer; and

         WHEREAS, the Company and Employee have mutually agreed to modify and amend the Agreement as hereinafter set forth to extend the term thereof;

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee do hereby agree that the Agreement shall be, and the same hereby is, amended and modified as follows:

         1. The term "Termination Date" as defined in Section 2.1 of the Agreement shall be amended to be August 13, 2000, unless extended in accordance with the terms of the Agreement.

         2. The Company and Employee hereby agree that all of the terms and conditions of the Agreement not expressly modified or amended by the terms of this Amendment are and will remain binding upon, and enforceable against, the parties hereto.

         EXECUTED as of the date first written above.

                                            AVIATION GROUP, INC.,
                                            a Texas corporation


                                            By: /s/ GARY N. COOPER
                                               ---------------------------------

                                            Name: Gary N. Cooper
                                                 -------------------------------

                                            Title: CFO
                                                  ------------------------------


                                            /s/ LEE SANDERS
                                            ------------------------------------
                                            Lee Sanders, Individually